EMPLOYMENT	12 Months Ended
Dec. 31, 2021
Disclosure of amounts incurred by entity for provision of key management personnel services provided by separate management entities [abstract]
EMPLOYMENT
3.	EMPLOYMENT

The average number of persons employed by the Group is as follows:

	December 31, 2021	December 31, 2020	December 31, 2019
Research and development	41	52	57
Administration and sales	134	148	159
Manufacturing and quality	302	343	363

	477	543	579

Employment costs charged in the Consolidated Income Statement for continuing operations are analysed as follows:

	December 31, 2021 US$‘000	December 31, 2020 US$‘000	December 31, 2019 US$‘000
Wages and salaries	26,561	26,187	25,885
Social welfare costs	2,403	2,195	2,538
Pension costs	352	447	503
Tax settlement (Note 6)	-	-	5,094
Share-based payments	1,100	792	758
Restructuring Cost	270	388	-
Recognition of contingent asset (Note 26)	-	(1,316)	-

	30,686	28,693	34,778

Employment costs are shown net of capitalisations and Irish government wage subsidies. Total employment costs, inclusive of amounts capitalised for wages and salaries, social welfare costs and pension costs, for the year ended December 31, 2021 amounted to US$33,366,000 (2020: US$33,347,000) (2019: US$36,288,000). Total share based payments, inclusive of amounts capitalised in the balance sheet, amounted to US$1,111,000 for the year ended December 31, 2021 (2020: US$816,000) (2019: US$838,000). See Note 21 for further details.

The Group operates defined contribution pension schemes for certain of its full time employees. The benefits under these schemes are financed by both Group and employee contributions. Total contributions made by the Group in the financial year and charged against income amounted to US$352,000 (2020: US$447,000) (2019: US$503,000). The pension accrual for the Group at December 31, 2021 was US$47,000 (2019: US$47,000), (2019: US$43,000).